EXHIBIT 10.7


                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT, dated as of June 16, 2003, between Redwood Investment Associates, L.P. ("Redwood"), Dr. Jonathan Landow ("Landow"), Joseph Ciavarella ("Ciavarella"), the stockholders listed on Schedule A hereto (each a "Stockholder" and together with Redwood, the "Stockholders"), and American United Global, Inc., a corporation formed under the corporate law of the State of Delaware (the "Company").

     WHEREAS, pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of June 16, 2003, by and among the Company, Lifetime Healthcare Services, Inc., a corporation formed under the laws of the State of Delaware ("Lifetime") and Lifetime Acquisition Corp., a corporation newly formed under the laws of the State of Delaware and a wholly owned and operated subsidiary of the Company ("Merger Sub"), (i) Merger Sub will be merged with and into Lifetime (the "Merger") and (ii) the outstanding Lifetime capital stock will be converted into the right to receive an aggregate of 467,500 shares of Series B-2 Convertible Preferred Stock of the Company (the "Merger Shares").

     WHEREAS, pursuant to the Certificate of Designation for the Merger Shares, each Merger Share is convertible into 20 shares of common stock, $0.01 par value per share, of the Company (the "Common Stock"), for an aggregate of 9,350,000 shares of Common Stock issuable upon conversion of the Merger Shares (the "Lifetime Conversion Shares").

     WHEREAS, pursuant to the terms of a $5,500,000 Convertible Subordinated Promissory Note of Lifetime dated of even date herewith (the "Note"), Redwood has the right to convert the Note into shares of Common Stock of the Company and Lifetime has the right to make payments thereunder in Common Stock, each in accordance with the terms of the Note (the "Redwood Conversion Shares," and, together with the Lifetime Conversion Shares, the "Conversion Shares");

     WHEREAS, the Company has granted to Landow options to purchase an aggregate of 1,500,000 shares of Common Stock (the "Landow Option Shares"), and to Ciavarella, in consideration of his waiver of certain stock award rights granted by New York Medical, Inc. ("NYMI"), options to purchase an aggregate of 500,000 shares of Common Stock (the "Ciavarella Option Shares");

     WHEREAS, the Company has agreed to register for re-sale the Lifetime Conversion Shares and file a registration statement (on Form S-1 or SB-2, or other appropriate registration statement form under the Act (as defined below) the "Registration Statement"), with the Securities and Exchange Commission (the "Commission") within thirty (30) days after the closing date of the Merger;

     WHEREAS, it is a condition to the closing of the Merger that each Stockholder enter into and deliver this Registration Rights Agreement which sets forth the Company's agreement to register the Lifetime Conversion Shares in accordance with the terms set forth herein; and

     WHEREAS, the Company has agreed to register for resale the Landow Option Shares and Ciavarella Option
Shares.

     NOW, THEREFORE, the parties hereto mutually agree as follows:

          1. Registrable Securities. As used herein the term "Registrable Security" or "Registrable Securities" means the Lifetime Conversion Shares set forth on Schedule A, the Redwood Conversion Shares, the Landow Option Shares and the Ciavarella Option Shares and/or other securities issuable with respect to such Conversion Shares by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger (with the exception of the Merger), conversion, consolidation or other reorganization) until (i) the Registration Statement has been declared effective by the Commission, and all Conversion Shares have been disposed of pursuant to the Registration Statement, (ii) all Conversion Shares have been sold under circumstances under which all of the applicable conditions of Rule 144 (or any similar provision then in force) under the Act (as defined below) ("Rule 144") are met, or (iii) such time as, in the opinion of counsel to the Company reasonably satisfactory to the Stockholders and upon delivery to the Stockholders of such executed opinion, all Conversion Shares may be sold without any time, volume or manner limitations pursuant to Rule 144(k) (or any similar provision then in effect) under the Act (as defined below).




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          2.  Restrictions on Transfer.  Each  Stockholder  (other than Redwood,
     Landow and Ciavarella) has entered into a Lock-Up Agreement with the Company pursuant to which each such Stockholder (other than Redwood, Landow and Ciavarella) has agreed not to offer, sell, sell short or otherwise directly dispose of any of the Conversion Shares (subject to any exceptions contained in such Lock-Up Agreement) for a period equal to 210 days subsequent to the closing date of the Merger. Further, each Stockholder acknowledges and understands that prior to the registration of the Conversion Shares as provided herein, the Conversion Shares are "restricted securities" as defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act"). Each Stockholder understands that no disposition or transfer of the Conversion Shares may be made by the Stockholder in the absence of (i) an opinion of counsel to the Stockholder, in form and substance reasonably satisfactory to the Company, that such transfer may be made without registration under the Act or (ii) such registration. Notwithstanding the foregoing, no such opinion of counsel or registration shall be required for a transfer of Conversion Shares by a Stockholder which is a partnership to a partner of such Stockholder, or to the estate of any such partner, or a transfer by gift, will or intestate succession from any Stockholder of Conversion Shares to his or her spouse or members of his or her or his or her spouse's family or a trust for the benefit of any of the foregoing persons, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if such transferee were an original holder of Conversion Shares hereunder.

          3. Registration Rights With Respect to the Conversion Shares.

               (a) The Company agrees that it will prepare and file with the Commission, within (30) days after the closing date of the Merger, at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of the Stockholders, so as to permit a resale of the Conversion Shares under the Act by the Stockholders under the method of disposition specified by such Stockholders. The Company will use reasonable best efforts to cause such Registration Statement to become effective as soon as practicable after the filing date with the Commission. The Company will notify the Stockholders and its transfer agent of the effectiveness of the Registration Statement within 1 business day of such event.

               (b) The Company will maintain the Registration Statement effective under the Act (i) if the method of distribution of the Conversion Shares is a firm commitment underwritten public offering, until each underwriter has completed the distribution of all securities purchased by it, and (ii) if the method of distribution of the Conversion Shares is other than a firm commitment underwritten public offering, until the earliest of (A) the date that none of the Conversion Shares covered by such Registration Statement are outstanding, (B) the date that all of the Conversion Shares have been sold pursuant to such Registration Statement, (C) the date the Stockholders receive an opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Stockholders, that all of the Conversion Shares may be sold under the provisions of Rule 144 without limitation as to volume, (D) all Conversion Shares have been otherwise transferred to persons who may trade such shares without restriction under the Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (E) two (2) years and 180 days from the Effective Date.

               (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement and in complying with applicable securities and Blue Sky laws, fees and expenses in connection with any listing of the Conversion Shares on a securities exchange or inter-dealer quotation system, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, and the fees and disbursements of the underwriters (other than underwriting discounts and selling commissions described below), fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars and costs of insurance and fees and expenses of one counsel for the Stockholders shall be borne by the Company. The Stockholders shall bear the cost of underwriting and/or brokerage discounts, and selling commissions, if any, applicable to the Conversion Shares being registered. The Stockholders and their counsel shall have a reasonable period, not to exceed 10 business days, to review the proposed Registration Statement or any amendment thereto, prior to filing with the Commission, and the Company shall provide each Stockholder with copies of any comment letters received from the Commission with respect thereto within 2 business days of receipt thereof. The Company shall qualify any of the



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          Conversion   Shares  for  sale  in  such  states  as  any  Stockholder
          reasonably designates and shall furnish indemnification in the manner provided in Section 6 hereof. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply the Stockholders with copies of the applicable Registration Statement and the prospectus included therein and other related documents in such quantities as may be reasonably requested by the Stockholders.


          4. Cooperation with Company. The Stockholders will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Stockholders and proposed manner of sale of the Registrable Securities required to be disclosed in any
     Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities and entering into and performing their obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering. Nothing in this Agreement shall obligate any Stockholder to consent to be named as an underwriter in any Registration Statement. The obligation of the Company to register the Registrable Securities shall be absolute and unconditional as to those securities which the Commission will permit to be registered without naming the Stockholders as underwriters.

          5. Registration Procedures. The Company shall (except as otherwise provided in this Agreement), as expeditiously as possible, subject to the Stockholders' assistance and cooperation as reasonably required with respect to the Registration Statement:

               (a) (i) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of all Registrable Securities covered by such Registration Statement whenever the Stockholders shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of Registrable Securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Act) and (ii) take all lawful action such that each of (A) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (B) the prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

               (b) (i) prior to the filing with the Commission of the Registration Statement (including any amendments thereto) and the distribution or delivery of any prospectus (including any supplements thereto), provide draft copies thereof to the Stockholders as required by Section 3(c) and reflect in such documents all such comments as the Stockholders (and their counsel) reasonably may propose respecting the Selling Shareholders and Plan of Distribution sections (or equivalents); (ii) furnish to each Stockholder and underwriter such numbers of copies of a prospectus including a preliminary prospectus or any amendment or supplement to any prospectus, as applicable, in conformity with the requirements of the Act, and such other documents, as such Stockholder or underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Stockholder; and (iii) provide to each Stockholder or underwriter copies of any comments and communications from the Commission relating to the Registration Statement, if lawful to do so;




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               (c) register and qualify the  Registrable  Securities  covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Stockholders shall reasonably request (subject to the limitations set forth in Section 3(c) above), and do any and all other acts and things which may be necessary or advisable to enable each Stockholder to consummate the public sale or other disposition in such jurisdiction of the Registrable Securities owned by such Stockholder;

               (d) promptly notify each Stockholder at any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and the Company shall promptly prepare and file a curative amendment under Section 5(a) as quickly as commercially possible and during such period, the Stockholders shall not make any sales of Registrable Securities pursuant to the Registration Statement;

               (e) as promptly as practicable after becoming aware of such event, notify each Stockholder who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the Commission of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

               (f) cooperate with the Stockholders to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Stockholders reasonably may request and registered in such names as the
          Stockholders  may  request;  and,  within  3  business  days  after  a
          Registration Statement which includes Registrable Securities is declared effective by the Commission, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Stockholders) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

               (g) furnish, at the request of any Stockholder, on the date that Conversion Shares are delivered to the underwriters for sale pursuant to such registration: (i) an opinion dated such date of counsel representing the Company for the purposes of such registration, addressed to the underwriters and to such seller to such effect as may reasonably be requested by counsel for the underwriters or by such Stockholder or its counsel, and (ii) a letter dated such date from the independent public accountants retained by the Company, addressed to the underwriters and to such seller, covering such other financial matters (including information as to the period ending no more than five business days prior to the date of such letter) with respect to the registration in respect of which such letter is being given as such underwriters or such Stockholder may reasonably request and containing "cold comfort" language covering such matters of the type customarily covered by "cold comfort" letters as the holders of a majority in nominal value of the Conversion Shares being sold reasonably request;

               (h) use its best efforts to cause all such Conversion Shares to be listed on a recognized U.S. stock exchange or traded on a U.S. inter-dealer quotation system and, if similar securities issued by the Company are already so listed, on each securities exchange or inter-dealer quotation system on which similar securities issued by the Company are then listed or traded;

               (i) take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Stockholders of their Registrable Securities in accordance with the intended methods therefor provided in the prospectus which are customary for issuers to perform under the circumstances;

               (j) in the event of an underwritten offering, promptly include or incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as the managers reasonably agree should be included therein and to which the Company does not


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          reasonably  object and make all  required  filings of such  prospectus supplement or post-effective amendment as soon as practicable after it is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment; and

               (k) maintain a transfer agent and registrar for its Common Stock.


          6. Indemnification.

          (a) To the maximum extent permitted by law, the Company agrees to indemnify and hold harmless each Stockholder and its officers, directors and employees and each other person, if any, who controls a Stockholder within the meaning of the Act (each a "Distributing Stockholder") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), to which the Distributing Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent, and only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Stockholder, its counsel, affiliates or any underwriter, specifically for use in the preparation thereof or (ii) by such Distributing Stockholder's failure to deliver to the purchaser a copy of the most recent prospectus delivered by the Company to such Distributing Stockholder (including any amendments or supplements thereto). This indemnity agreement will be in addition to any liability, which the Company may otherwise have.

          (b) To the maximum extent permitted by law, each Distributing Stockholder agrees that it will, severally and not jointly, indemnify and hold harmless the Company, and each officer and director of the Company or person, if any, who controls the Company within the meaning of the Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses) to which the Company or any such officer, director or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, or any related final prospectus or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, final prospectus or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Stockholder, its counsel, affiliates or any underwriter, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability, which the Distributing Stockholder may otherwise have. Notwithstanding anything to the contrary herein, the Distributing Stockholder shall be liable under this Section 6(b) for only that amount as does not exceed the net proceeds to such Distributing Stockholder as a result of the sale of Registrable Securities pursuant to the Registration Statement.

          (c) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action against such indemnified party, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party except to the extent the failure of the indemnified party to provide such written notification actually prejudices the ability of the indemnifying party to defend such action. In case any such action is brought against any
     indemnified   party,  and  it  notifies  the  indemnifying   party  of  the
     commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense



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     thereof,  the  indemnifying  party  will not be liable to such  indemnified party under this Section 6 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified parties as a group shall have the right to employ one separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party unless (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to the indemnifying party different from or in conflict with any legal defenses which may be available to the indemnified party or any other indemnified party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related
     actions  in  the  same  jurisdiction   arising  out  of  the  same  general
     allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the indemnified party, which firm shall be designated in writing by the indemnified party). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld so long as such settlement includes a full release of claims against the indemnified party.

     All fees and expenses of the indemnified party (including reasonable costs of defense and investigation in a manner not inconsistent with this Section and all reasonable attorneys' fees and expenses) shall be paid to the indemnified party, as incurred, within ten (10) business days of written notice thereof to the indemnifying party; provided, that the indemnifying party may require such indemnified party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such indemnified party is not entitled to indemnification hereunder.

     7. Contribution. In order to provide for just and equitable contribution under the Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 6 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 6 hereof provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party, then the Company and the applicable Distributing Stockholder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees and expenses), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Stockholder on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Distributing Stockholder agree that it would not be just and equitable if contribution pursuant to this
Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 7. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     Notwithstanding any other provision of this Section 7, in no event shall any (i) Stockholder be required to undertake liability to any person under this
Section 7 for any amounts in excess of the dollar amount of the proceeds received by such Stockholder from the sale of such Stockholder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement under which such Registrable Securities are registered under the Act and (ii) underwriter be required to undertake liability to any person hereunder for any amounts in excess of the aggregate discount, commission or other compensation payable to such underwriter with respect to the Registrable Securities underwritten by it and distributed pursuant to such Registration Statement.

     8. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) hand delivered, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by facsimile, addressed as set forth in the Purchase Agreement or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (i) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (ii) on the first business day following the date of sending by reputable courier service, fully prepaid, addressed to such address, or (iii) upon actual receipt of such mailing, if mailed. Either party hereto may from time to time change its address or facsimile number for notices under this Section 8 by giving at least ten (10) days' prior written notice of such changed address or facsimile number to the other party hereto.

     9. Assignment. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs and successors. The rights granted the Stockholders under this Agreement may not be assigned except in connection with a transfer described in Section 2.

     10. Additional Covenants of the Company. The Company agrees with each of the other parties hereto, for so long as it shall be required to maintain the effectiveness of the Registration Statement, that:

          (a) the Company shall file with the Commission in a timely manner all reports and other documents as the Commission may prescribe under Section 13(a) or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder; and

          (b) the Company shall make and keep current all public information filed with the Commission.

     11. Counterparts/Facsimile. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when together shall constitute but one and the same instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties. In lieu of the original, a facsimile transmission or copy of the original shall be as effective and enforceable as the original.

     12. Remedies. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

     13. Conflicting Agreements. The Company shall not enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Stockholders of Registrable Securities in this Agreement or otherwise prevents the Company from complying with all of its obligations hereunder.

     14. Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made in New York by persons domiciled in New York City and without regard to its principles of conflicts of laws.



                         [Signatures on following page]

     IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed as of the date first above written.


REDWOOD INVESTMENT ASSOCIATES, L.P.         AMERICAN UNITED GLOBAL, INC.


By: ________________________________        By: ________________________________
       Jonathan Landow, MD                      Robert M. Rubin
       General Partner                          Chairman of the Board and CEO


DR. JONATHAN LANDOW                         JOSEPH CIAVARELLA


By: ________________________________        By: ________________________________
       Jonathan Landow, MD                      Joseph Ciavarella

STOCKHOLDERS:

Corico, Inc.                                JD Lauren, Inc.



Name:______________________________         Name:_____________________________
Title:_____________________________         Title:____________________________

Address:___________________________         Address:__________________________



Old Oak Fund, Inc.                          Allied International Fund, Inc.



Name:______________________________         Name:_____________________________
Title:_____________________________         Title:____________________________

Address:___________________________         Address:__________________________

DePalo Family Irrevocable Stock Trust       Joseph Catania

Name:______________________________         Name:_____________________________
Title:_____________________________         Title:____________________________

Address:___________________________         Address:__________________________


Saudry LLC                                  Joshua Silverman



Name:______________________________         Name:_____________________________
Title:_____________________________         Title:____________________________

Address:___________________________         Address:__________________________


Elizabeth Berman                            Leo T. Abbe



Name:______________________________         Name:_____________________________
Title:_____________________________         Title:____________________________

Address:___________________________         Address:__________________________


Nancy Abbe Irrevocable Trust                Merav Abbe Irrevocable Trust



Name:______________________________         Name:_____________________________
Title:_____________________________         Title:____________________________

Address:___________________________         Address:__________________________



Scott Cohen                                 Bruce Meyers



Name:______________________________         Name:_____________________________
Title:_____________________________         Title:____________________________

Address:___________________________         Address:__________________________


K-Crew and Company



Name:______________________________
Title:_____________________________

Address:___________________________



                                                    Schedule A
                                                    ----------


                                               Lifetime           Merger                  Lifetime
Stockholder                                     Shares            Shares             Conversion Shares
-----------                                     ------            ------             -----------------


Joshua Silverman                                  11               4,802                   96,032
Elizabeth Berman                                  21               9,167                  183,333
Leo T. Abbe                                       21               9,167                  183,333
Nancy Abbe Trust                                  64              27,937                  558,730
Merav Abbe Irrevocable Trust                      43              18,770                  375,397
Scott Cohen                                       54              23,571                  471,429
Corico Inc                                       155              67,659                1,353,175
JD Lauren Inc.                                    99              43,214                  864,286
Saudry LLC                                        21               9,167                  183,333
Old Oak Fund, Inc.                                13               5,675                  113,492
Allied International Fund, Inc.                  214              93,413                1,868,254
DePalo Family Irrevocable Trust                   25              10,913                  218,254
Bruce Meyers                                     321             140,119                2,802,381
Joseph Catania                                     3               1,310                   26,190
K-Krew and Company                                 6               2,619                   52,381
